UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2009
Date of Report (Date of earliest event reported)
___________________________________________________________

SAFESTITCH MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Delaware	0-19437	11-2962080
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

4400 Biscayne Boulevard, Suite A-100, Miami, Florida 33137
(Address of principal executive offices) (Zip Code)

(305) 575-4145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 16, 2009, Kenneth Heithoff, M.D. resigned as a director of SafeStitch Medical, Inc., a Delaware corporation (the “Company”).  Dr. Heithoff advised the Company that his resignation was solely for personal reasons and not because of any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFESTITCH MEDICAL, INC.

By:	/s/ Adam S. Jackson
Name: Adam S. Jackson
Title: Chief Financial Officer

Date: June 17, 2009